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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-53955

                         SUPPLEMENT TO THE PROSPECTUS
               OF MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
                              DATED JULY 29, 1998

     On February 25, 1999, the Board of Trustees of Morgan Stanley Dean Witter Mid-Cap Growth Fund (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and TCW/DW Mid-Cap Equity Trust ("Mid-Cap Equity"), pursuant to which substantially all of the assets of the Fund would be combined with those of Mid-Cap Equity and shareholders of the Fund would become shareholders of Mid-Cap Equity receiving shares of Mid-Cap Equity equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund will receive the class of shares of Mid-Cap Equity that corresponds to the class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held on June 8, 1999 and is also contingent upon approval of certain separate proposals being submitted to shareholders of Mid-Cap Equity to approve a new investment management agreement with Morgan Stanley Dean Witter Advisors and sub-advisory agreement with TCW Funds Management, Inc. for that Fund. In connection with these new agreements, Mid-Cap Equity will become a member of the Morgan Stanley Dean Witter family of funds and its name will be changed to Morgan Stanley Dean Witter Mid-Cap Equity Trust. A Proxy Statement formally detailing the proposal, the reasons for the Trustees' action and information concerning Mid-Cap Equity will be distributed to shareholders of the Fund.



February 25, 1999